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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    November 5, 2004
                                                --------------------------------

                        GOVERNMENT PROPERTIES TRUST, INC.
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             (Exact name of registrant as specified in its charter)


        Maryland                       1-31962                 20-0611663
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


   10250 Regency Circle, Suite 100, Omaha, Nebraska            68114
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      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code     (402) 391-0010
                                                  -------------------------


                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.01.  ACQUISITION OF ASSETS

         On November 1, 2004, Government Properties Trust, Inc. (GPT) completed its previously announced acquisition of the Bureau of Public Debt building at 4th and Avery Streets, Parkersburg, West Virginia for approximately $19.9 million. The purchase price was determined through arms-length negotiations between GPT and BPD Parkersburg, LLC, an unrelated party with an address at 1101 Connecticut Avenue, N.W., Washington, D.C. GPT funded the purchase price with cash on hand.

         The Parkersburg Bureau of Public Debt property, completed in September 2004, is fully leased by the federal government under a modified gross lease. The property is occupied by the Bureau of Public Debt and totals approximately 81,000 rentable square feet. The current lease with the federal government expires in August 2019.

         At the time of the acquisition, the federal government also exercised an option to expand the Bureau of Public Debt building by an additional 102,000 rentable square feet, bringing the total building to 183,000 rentable square feet. The purchase price of the additional expansion will be approximately $22.5 million and will be paid over the term of the expansion scheduled for completion during the first half of 2006. Upon acceptance of the expansion by the federal government, the lease term for the entire building will be extended to 15 years beyond the acceptance date of the expansion.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of business acquired.

         The Parkersburg Bureau of Public Debt property began operations in September 2004 and therefore financial statements required pursuant to Rule 3-14 of Regulation S-X are not applicable.

         (b)  Pro forma financial information

         The Parkersburg Bureau of Public Debt property began operations in September 2004 and therefore pro forma financial information pursuant to Article 11 of Regulation S-X is not applicable.

         (c)  Exhibits

         None


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GOVERNMENT PROPERTIES TRUST, INC.


Date:  November 5, 2004                     By:  /s/ Nancy D. Olson
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                                                 Nancy D. Olson
                                                 Chief Financial Officer and
                                                 Treasurer